UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2016

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On April 19, 2016 at approximately 10:30 a.m. (CT), Frederick H. Waddell, Chairman and Chief Executive Officer of Northern Trust Corporation (the “Corporation”), spoke at the Corporation’s Annual Meeting of Stockholders (the “Annual Meeting”) in Chicago. The webcast of the presentation will be available for replay for 30 days from the presentation date and can be accessed from the “Investor Relations” section of the Corporation’s website at www.northerntrust.com/presentations. Attached as Exhibit 99.1 are the slides that Mr. Waddell presented at the Annual Meeting.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1    Annual Meeting Slides

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	April 19, 2016	By:	/s/ Beverly J. Fleming
Beverly J. Fleming
Senior Vice President and Director of Investor Relations

EXHIBIT INDEX

Number	Description
99.1	Annual Meeting Slides